UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 17, 2008

BMC SOFTWARE, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-16393	74-2126120
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
2101 CITY WEST BLVD.
HOUSTON, TX 77042-2827
(Address of Principal Executive Offices)
(713) 918-8800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Merger Agreement
     On March 17, 2008, BMC Software, Inc., a Delaware corporation (“BMC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among BMC, Bengal Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of BMC (the “Purchaser”), and BladeLogic, Inc., a Delaware corporation (“BladeLogic”), pursuant to which BMC will acquire BladeLogic, a leading data center automation software company, for $28.00 per share, or approximately $800 million, net of cash acquired.
     The acquisition will be conducted by means of a cash tender offer (the “Offer”) for all of the outstanding shares of common stock, par value $0.001 per share, of BladeLogic (the “Shares”), which BMC expects to commence promptly. Under the Merger Agreement, after completion of the Offer and the satisfaction or waiver of all of the conditions to the merger including, if required, a vote of BladeLogic’s stockholders, the Purchaser will be merged with and into BladeLogic, with BladeLogic surviving the merger as a direct wholly owned subsidiary of BMC. Holders of Shares not purchased in the Offer (other than Shares owned by the Company, BMC or the Purchaser, and shares owned by stockholders who have perfected their statutory rights of appraisal in respect of such Shares under Section 262 of the Delaware General Corporation Law) will be entitled to receive $28.00 per Share in cash in the merger.
     The Merger Agreement includes other customary closing conditions, including among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. In addition, BMC’s acceptance of the tendered Shares is conditioned on there being validly tendered in the Offer and not withdrawn before the expiration of the Offer, a number of Shares, which, when added to any Shares already owned by BMC or any of its controlled subsidiaries, represents at least a majority of the Shares outstanding on a fully diluted basis (which means the total number of outstanding Shares plus the total number of Shares that are issuable upon the conversion or exercise of BladeLogic stock options or other derivative securities regardless of the conversion or exercise price, vesting schedule or other terms or conditions). Certain directors, officers and stockholders of BladeLogic have agreed to tender their Shares in connection with the tender offer, including any Shares acquired upon exercise of stock options prior to the closing of the acquisition. Those directors, officers and stockholders of BladeLogic currently hold Shares representing approximately 38.3% of BladeLogic’s outstanding Shares, which percentage may increase prior to the consummation of the Offer depending upon the number of Shares, if any, acquired by those persons upon exercise of stock options as well as other factors.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Cautionary Note Regarding Merger Agreement
     The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about BladeLogic, BMC or Purchaser. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by BladeLogic as well as BMC and the Purchaser in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between BladeLogic, BMC and Purchaser, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about BladeLogic, BMC or Purchaser.
Cautionary Statements
     This filing and the exhibits attached hereto contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of BMC and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction;

management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, BladeLogic’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described from time to time in BMC’s and BladeLogic’s Securities and Exchange Commission reports, including but not limited to the risks described in BMC’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007 and BladeLogic’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007. BMC assumes no obligation and does not intend to update these forward-looking statements.
Additional Information
     THE TENDER OFFER DESCRIBED IN THIS FILING AND THE EXHIBITS ATTACHED HERETO HAS NOT COMMENCED. THE DESCRIPTION CONTAINED HEREIN IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF BLADELOGIC’S COMMON STOCK WILL ONLY BE MADE PURSUANT TO A TENDER OFFER STATEMENT ON SCHEDULE TO, INCLUDING AN OFFER TO PURCHASE AND OTHER RELATED MATERIALS THAT BENGAL ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF BMC SOFTWARE, INC., INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. ONCE FILED, BLADELOGIC STOCKHOLDERS SHOULD READ THOSE MATERIALS CAREFULLY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ONCE FILED, BLADELOGIC STOCKHOLDERS WILL BE ABLE TO OBTAIN THE TENDER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE OFFER, FREE OF CHARGE AT THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV, FROM THE INFORMATION AGENT AND DEALER MANAGER NAMED IN THE TENDER OFFER MATERIALS OR FROM BENGAL ACQUISITION CORPORATION.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated March 17, 2008, by and among BMC Software, Inc., Bengal Acquisition Corporation and BladeLogic, Inc. (filed herewith)
99.1	Text of Press Release issued by BMC Software, Inc., dated March 17, 2008, entitled “BMC Software to Acquire BladeLogic, Inc.” (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2008	BLADELOGIC INC.
	By:	/s/ CHRISTOPHER C. CHAFFIN
Christopher C. Chaffin
Vice President, Deputy General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated March 17, 2008, by and among BMC Software, Inc., Bengal Acquisition Corporation and BladeLogic, Inc. (filed herewith)
99.1	Text of Press Release issued by BMC Software, Inc., dated March 17, 2008, entitled “BMC Software to Acquire BladeLogic, Inc.” (filed herewith).